UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 9, 2011

ASTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2011, the Company filed a Certificate of Ownership and Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware, pursuant to which the Company changed its name from “SuperGen, Inc.” to “Astex Pharmaceuticals, Inc.”  The Certificate of Merger will have no effect on the rights of stockholders other than changing the name of the Company.  The Certificate of Merger is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the name change, the Company changed its trading symbol which trades on the NASDAQ Stock Market from “SUPG” to “ASTX,” effective as of September 12, 2011.

The Company issued a press release on September 12, 2011 to announce the name change discussed above, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Certificate of Ownership and Merger dated September 9, 2011

99.1	Press Release issued by Astex Pharmaceuticals, Inc. on September 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEX PHARMACEUTICALS, INC.

By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date:  September 13, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Ownership and Merger dated September 9, 2011

99.1	Press Release issued by Astex Pharmaceuticals, Inc. on September 12, 2011